Exhibit 99.2

RH ANNOUNCES $300 MILLION SHARE REPURCHASE AUTHORIZATION

Corte Madera, CA – February 23, 2017 – RH (NYSE:RH) today announced that its Board of Directors has authorized a $300 million common share repurchase program.

The Board has authorized a stock repurchase program of up to $300 million. RH may purchase shares on a discretionary basis from time to time through open market purchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans or through the use of other techniques such as accelerated share repurchases. The timing and amount of any transactions will be subject to the discretion of RH based upon market conditions and other opportunities that RH may have for the use or investment of its cash balances. The repurchase program has no expiration date, does not require the purchase of any minimum number of shares and may be suspended, modified or discontinued at any time without prior notice.

Gary Friedman, Chairman and Chief Executive Officer, commented, “We believe our shares are currently undervalued and based on the strength of our balance sheet, coupled with our long-term outlook, an opportunity exists to create value for our shareholders while continuing to invest in our key value-driving strategies – the transformation of our real estate and expansion of our product offering.”

Mr. Friedman continued, “We continue to believe that we are making the necessary investments and changes to position our business for the long-term. As we look forward to fiscal 2017, we expect to anniversary the costs related to the launch of RH Modern; benefit from the deferral of membership revenue, plus capture additional revenue from new members and renewals; cycle our efforts to reduce inventories and rationalize our SKU count; and expect revenues to build from the mailing of our Fall 2016 Source Books and the second mailing of the RH Modern Source Book this Spring. We also expect incremental revenues from the four new Design Galleries opened in 2016, and the six new Design Galleries opening in 2017, five of which will have Cafes, Wine Vaults, and Coffee Bars similar to our successful hospitality experience at our Gallery at the Three Arts Club in Chicago. As we cycle these investments and changes, we expect sales to reaccelerate, operating margins to expand, and to generate free cash flow in 2017. We are confident that our choices will prove to be the right ones, driving long-term sustainable growth, improved returns on capital, and shareholder value.”

About RH

RH (NYSE: RH) is a curator of design, taste and style in the luxury lifestyle market. The Company offers collections through its retail galleries, source books, and online at RH.com, RHModern.com, and Waterworks.com.

Non-GAAP Financial Measures

To supplement its condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company uses the following non-GAAP financial measures: adjusted net revenue, adjusted gross margin, adjusted operating income, adjusted net income, adjusted operating margin and adjusted diluted earnings per share (collectively,

“non-GAAP financial measures”). We compute these measures by adjusting the applicable GAAP measures to remove the impact of certain recurring and non-recurring charges and gains and the tax effect of these adjustments. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measures referenced by the Company in this press release may be different from the non-GAAP financial measures, including similarly titled measures, used by other companies.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws including statements regarding our belief that our shares are currently undervalued; our belief that we are making the necessary investments and changes to position our business for the long-term; our expectation that we will anniversary the costs related to the launch of RH Modern; our expectation that we will benefit from the deferral of membership revenue, plus capture additional revenue from new members and renewals; our expectation that we will cycle our efforts to reduce inventories and rationalize our SKU count; our expectation that revenues will build from the mailing of our Fall 2016 Source Books and the second mailing of the RH Modern Source Book this Spring; our expectation for incremental revenues from the four new Design Galleries opened in 2016 and from the six new Design Galleries opening in 2017; our expectation that sales will reaccelerate, operating margins will expand, and free cash flow will be generated in 2017; statements relating to the timing or amount of any future stock repurchases; any financial or operational factors or results that are described as short term, one-time, non-recurring or unusual (as similar operational or financial factors may adversely affect the Company’s future results including as a result of charges, costs and other items that may occur in one or more subsequent financial reporting periods), and any statements or assumptions underlying any of the foregoing. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, our ability to retain key personnel; successful implementation of our growth strategy; our ability to take advantage of the transaction with Waterworks; uncertainties in the current performance of our business including a range of risks related to our operations as well as external economic factors; general economic conditions and the impact on consumer confidence and spending; changes in customer demand for our products; factors affecting our outstanding convertible senior notes; our ability to anticipate consumer preferences and buying trends, and maintaining our brand promise to customers; changes in consumer spending based on weather and other conditions beyond our control; risks related to the number of new business initiatives we are undertaking; strikes and work stoppages affecting port workers and other industries involved in the transportation of our products; our ability to obtain our products in a timely fashion or in the quantities required; our ability to employ reasonable and appropriate security measures to protect personal information that we collect; our ability to support our growth with appropriate information technology systems; risks related to “conflict minerals” compliance and its impact on sourcing, if any, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in RH’s most recent Form 10-K filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.restorationhardware.com and on the SEC website at www.sec.gov. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contact

Cammeron McLaughlin

SVP, Investor Relations and Strategy

415-945-4998

cmclaughlin@rh.com